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                          VAN KAMPEN EQUITY TRUST II,
                            ON BEHALF OF ITS SERIES,
                   VAN KAMPEN TAX MANAGED EQUITY GROWTH FUND

                     SUPPLEMENT DATED MARCH 19, 2003 TO THE
               CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
                      PROSPECTUS DATED DECEMBER 30, 2002,
                       SUPERSEDING ALL PRIOR SUPPLEMENTS

    The Prospectus is hereby supplemented as follows:

    (1) The Board of Trustees for the Van Kampen Equity Trust II has approved a proposed reorganization of its series, the Van Kampen Tax Managed Equity Growth Fund ("Tax Managed Equity Growth") into the Van Kampen Equity Growth Fund, a series of the Van Kampen Series Fund, Inc. ("Equity Growth"). Shareholders of Tax Managed Equity Growth will receive a proxy that will enable them to vote on the proposed reorganization. The proposed reorganization will be presented to shareholders of Tax Managed Equity Growth for approval at a special meeting of shareholders.

    If the proposed reorganization is approved, shareholders will receive shares of Equity Growth in exchange for their shares of Tax Managed Equity Growth. The combined fund would be managed in accordance with the investment objective, policies and strategies of Equity Growth. Upon completion of the reorganization, Tax Managed Equity Growth will be dissolved under state law.

    Tax Managed Equity Growth will be closed for purchases by new investors at the close of business on April 17, 2003.

    (2) The section entitled "INVESTMENT ADVISORY SERVICES--GENERAL--PORTFOLIO MANAGEMENT" is hereby deleted in its entirety and replaced with the following:

        PORTFOLIO MANAGEMENT. The Fund is managed by the Subadviser's Large Cap Growth team. The team is made up of established investment professionals. Current members of the team include William S. Auslander, a Managing Director of the Subadviser, and Jeffrey Alvino, an Executive Director of the Subadviser. The composition of the team may change without notice from time to time.

    (3) Effective March 1, 2003, in all instances the transfer agent's mailing address is changed to:

        Van Kampen Investor Services Inc.
        PO Box 947
        Jersey City, NJ 07303-0947

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                  TMEG SPT 03/03
                                                                      71 171 271